EXHIBIT 99.1

This presentation includes forward-looking statements. These forward-looking statements include comments with respect to our goals, objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. Other specific risks include the following: potential inability successfully to implement our growth business strategy; the integration of businesses we may acquire; our limited operating history; the potential unavailability of external financing; our reliance on brokered deposits; the geographic concentration of our business, commercial real estate and consumer loan portfolios, including our significant concentration in California; the potential unavailability of single family loans for bulk purchase; the portion of our single family loan portfolio that is less than one year old; fraud and negligence by loan applicants and others with whom we do business; credit risk associated with our smaller borrowers in our mortgage banker finance operation; the effect of changes in the extensive regulatory scheme to which we are subject; our allowance for credit losses may be insufficient to cover actual losses; interruption in or breach of our information systems; the potential inability to obtain the third party information services on which we rely; and environmental risks associated with foreclosure on real estate properties. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Forward Looking Information

Mission To develop a community bank supported by niche asset production which leverages key managers utilizing technology and outsourcing to be a low cost producer and capitalizing on industry consolidation through acquisitions.

2003 Accomplishments 2003 Accomplishments Highland Lakes Bank completed in April 2003 Jacksonville Bancorp completed in December 2003 IPO in December 2003 Lost Pines National Bank was initiated in 2003 and completed in February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004

2004 Accomplishments Continued to grow earnings and assets at double digits. Obtained a milestone of $3.0 billion in assets during the 2nd quarter Met our internal goal of having our efficiency ratio less than 50% during the 3rd quarter 2004 Successfully integrated Jacksonville and Lost Pines Developed and implemented a consistent marketing strategy We are now the "Franklin Family of Community Banks" Jacksonville Bank - A Franklin Family Community Bank Lost Pines Bank - A Franklin Family Community Bank Highlands Lakes Bank - A Franklin Family Community Bank We signed a definitive agreement with Cedar Creek Bank on September 6, 2004

Company Overview

Corporate Locations Austin Houston Tyler Phoenix Orlando Dallas Retail /Wholesale Mortgage Offices located in states shaded in blue including Washington, D.C. Residential Construction Lending Offices Franklin Bank Locations Jacksonville Banking Locations Lost Pines Banking Locations Corporate Headquarters Cedar Creek Banking Locations Detroit Philadelphia

Strategy Continue to build a premier, relationship-based community banking franchise headquartered in Texas Expand into highly desirable banking markets outside principal metropolitan areas High growth Potential high entry market share Less competition from major banking institutions Expansion through both strategic acquisitions and organic growth Significant franchise acquisitions Smaller franchise in-fill and branch acquisitions Continue to leverage the proven expertise and relationships of key management Focus on four lines of business Community banking Residential mortgage lending Residential construction lending Mortgage banker finance

Business Overview

Community Banking Focus on growing Texas markets outside large metropolitan areas High growth Less competition Significant market share Partner with locally focused community banks that have dominant market share in non-metropolitan areas throughout Texas Lower funding costs Deposit gathering typically costs less in non-metropolitan areas vs. metro areas (relationship vs. mass-marketing) Major banking institutions are only focused on the metropolitan areas Trusted financial advisor in the community Relationship oriented Personalized service

Mortgage Banking - Retail, Wholesale & Correspondent Wholesale Relationships with brokers throughout Texas and the US 3 offices in Houston, TX, Laguna Hills, CA, and Germantown, TN Offer 350 mortgage products Sell product with forward commitments Earn spread during warehouse and aggregation period Correspondent Acquire principally adjustable rate product for the balance sheet Opportunistically acquire product based upon market conditions High quality borrowers - highly liquid products Retail Low fixed cost structure - easily scalable 56 retail mortgage offices in 20 states (as of September 30, 2004) Economies - approximately same as wholesale mortgage bankers Integrated compliance management Strategy - substantial increase in sales personnel in 2004

Residential Construction Lending Strategy Establish regional lending centers Houston, Orlando, Phoenix, Dallas, Philadelphia, & Detroit Correspondent relationship in Atlanta, GA $100MM annual production per region Focus on the high growth markets Experienced team formerly of Bank United Corp. Geographic diversification Target customer Good management, strong balance sheet & experience Buy and sell participations Identify risk and builder portfolio purchases Typical Customer Profile Middle market builder with 3-5 years experience 150 houses per year Price range is in-line with FNMA conforming limits Short duration asset - tied to LIBOR or Prime

Mortgage Banker Finance Provide financing to: Small and medium-size mortgage banks Convert mortgage brokers to mortgage bankers Significant source of deposits Control fraud through numerous methods including taking possession of the mortgage as collateral Lead with service Experienced team of professionals

Community Banking Acquisitions

Community Banking Acquisitions Blue dots are Franklin branches, red dots are Jacksonville branches, green dots are Lost Pines branches, and yellow dots are Cedar Creek branches Current community banking locations Tyler San Angelo McAllen

Financial Overview

Loan information in ($ in 000's) Loans 9/30/04 6/30/04 3/31/04 Single Family Mtg. Held for Investment $2,051,247 $2,019,162 $1,649,785 Single Family Mtg. Held for Sale 208,723 220,619 141,734 Resi. Construction 267,890 240,022 210,286 Mortgage Banker Finance 70,562 37,531 17,309 Other 113,043 121,486 119,446 Allowance for credit losses (6,292) (5,848) (6,000) TOTAL LOANS, NET $2,705,173 $2,632,972 $2,132,560

Deposit Data in ($ in 000's) 9/30/04 6/30/04 3/31/04 Non-interest bearing & Transaction accounts $94,525 $94,654 $96,806 Custodial accounts 10,795 15,631 6,286 Money Market & Savings accounts 183,063 180,958 175,870 CD's - Consumer & Commercial 333,067 340,392 349,266 CD's - Wholesale & brokered 946,260 859,738 769,036 TOTAL DEPOSITS $1,567,710 $1,491,373 $1,397,264

Key Financial Data for the quarters ended ($ in 000's except per share data) 9/30/04 6/30/04 3/31/04 Total Assets $3,308,554 $3,070,222 $2,594,464 Net Income $6,536 $5,398 $4,262 Earnings per diluted common share $.30 $.25 $.20 ROAA .81% .79% .75% ROCE 10.10% 8.62% 6.89% Efficiency Ratio 49.04% 51.07% 54.50% Net Yield on Int. Earning Assets 2.18% 2.32% 2.49% Equity to Assets 7.91% 8.28% 9.65%

Developing one of the largest banking franchises headquartered in Texas Growth will be achieved by providing specialized niche products to known customers and though geographic expansion Exceptional growth and acquisition opportunities by capitalizing on fragmented Texas market with limited in-market competitors Extensive management experience in acquiring, integrating and operating highly profitable banking institutions Management team has run an $18 billion Texas based banking institution and generated high returns for equity investors Why Franklin Bank?

Thank you for your interest in Franklin Bank (FBTX)!